Capital structure and financing	12 Months Ended
Dec. 31, 2025
Share Capital, Reserves And Other Equity Interest And Financial Instruments [Abstract]
Capital structure and financing	Capital structure and financing
C.1. Share capital, share premium and reserves
Common shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction from the proceeds.
Where any Group company purchases the Company’s share capital, the consideration paid, including any directly attributable incremental costs, is shown under Treasury shares and deducted from equity attributable to the Company’s equity holders until the shares are canceled, reissued or disposed of. Where such shares are subsequently sold or reissued, any consideration received, net of any directly attributable incremental costs and the related income tax effects is included in equity attributable to the Company’s equity holders.
Share capital, share premium

	2025	2024
Authorized and registered share capital (number of shares)	200,000,000	200,000,000
Subscribed and fully paid up share capital (number of shares)	169,000,000	172,096,305
Par value per share	1.50	1.50
Share capital (US$ millions)	253	258
Share premium (US$ millions)	1,036	1,064
Total (US$ millions)	1,290	1,322
Following the Extraordinary General Meeting of shareholders dated 21 May, 2025, Millicom cancelled 3,096,305 treasury shares .
Other equity reserves

	Legal reserve	Equity settled transaction reserve	Hedge reserve	Currency translation reserve	Pension obligation reserve	Total
	(US$ millions)
As of January 1, 2023	16	51	5	(626)	(4)	(559)
Share based compensation	—	50	—	—	—	50
Issuance of shares with respect to LTIPs	—	(40)	—	—	—	(40)
Remeasurements of post-employment benefit obligations	—	—	—	—	(2)	(2)
Transfer to legal reserves	2	—	—	—	0	2
Cash flow hedge reserve movement	—	—	(7)	—	—	(7)
Currency translation movement	—	—	—	56	—	56
As of December 31, 2023	18	61	(2)	(571)	(6)	(500)
Share based compensation	—	49	—	—	—	49
Share based cancellation	—	(35)	—	—	0	(35)
Issuance of shares with respect to LTIPs	—	(50)	—	—	—	(50)
Remeasurements of post-employment benefit obligations	—	—	—	—	1	1
Transfer to legal reserves	8	—	—	—	—	8
Cash flow hedge reserve movement	—	—	(2)	—	—	(2)
Currency translation movement	—	—	—	(2)	—	(2)
As of December 31, 2024	26	24	(4)	(573)	(5)	(531)
Share based compensation	—	14	—	—	—	14
Issuance of shares with respect to LTIPs	—	(29)	—	—	—	(29)
Cash flow hedge reserve movement	—	—	3	—	—	3
Currency translation movement	—	—	—	(145)	—	(145)
As of December 31, 2025	26	9	(1)	(718)	(5)	(689)
C.1.1. Legal reserve
If Millicom International Cellular S.A. reports an annual net profit on a non-consolidated basis, Luxembourg law requires appropriation of an amount equal to at least 5% of the annual net profit to a legal reserve until such reserve equals 10% of the issued share capital. This reserve is not available for dividend distribution. In 2024, the AGM approved an allocation of the 2023 results to the legal reserve for an amount of approximately $8 million; in 2023, the AGM approved an allocation to the legal reserve for an amount of approximately $2 million.
C.1.2. Equity settled transaction reserve
The cost of other long-term share benefits ("PSP related to the LTIPs and DSP related to the STIPs ")is recognized as an increase in the equity-settled transaction reserve over the period in which the performance and/or service conditions are rendered. When shares under the above mentioned plans vest and are issued, the corresponding reserve is transferred to share premium.
C.1.3. Hedge reserve
The effective portions of changes in value of cash flow hedges are recorded in the hedge reserve (see note C.1. ).
C.1.4. Currency translation reserve
The currency translation reserve includes foreign exchange gains and losses arising from translations of subsidiaries (joint ventures and associates) with functional currencies different to US dollar. Their relevant financial position captions are translated to US dollars using the closing exchange rate; while their relevant statement of income captions are translated to US dollars at monthly average exchange rates during the year. When the Group disposes of or loses control or significant influence over a foreign operation, exchange differences that were recorded in equity are recognized in the consolidated statement of income as part of gain or loss on sale or loss of control and/or significant influence.
C.2. Dividend distributions
On 14 January, 2025 Millicom's Board announced the approval of a new shareholder remuneration policy under which it proposes to resume regular cash dividends sustaining or growing cash dividends every year while maintaining a prudent capital structure. Following the above mentioned interim dividend:
1.On 26 February, 2025 Millicom's Board approved an additional interim dividend, of $0.75/share paid on 15 April 2025.
2.On May 21, 2025, the Annual General Meeting of shareholders (following Board's proposal) approved, a dividend of $3.00 per share , payable in four equal quarterly installments: 0.75 per share on 15 July, 2025; $0.75 per share on 15 October, 2025: $0.75 per share on 15 January, 2026; and $0.75 per share on 15 April, 2026.
3.On August 6, 2025, Millicom's Board approved a special interim dividend of $2.50 per share. The dividend will be distributed in two equal installments of $1.25 per share, on October 15, 2025 and April 15, 2026. .
On November 29, 2024, Millicom' Board has approved an interim dividend of $1.00 per share (or its equivalent in SEK per SDR), i.e. approximately $172 million paid on January 10, 2025. No dividend distributions were made in 2023.
In addition, the ability of the Company to make dividend payments is subject to, among other things, the terms of indebtedness, legal restrictions and the ability to repatriate funds from Millicom’s various operations. At December 31, 2025, $661 million (December 31, 2024: $562 million; December 31, 2023: $491 million) of Millicom’s retained profits represent statutory reserves that are unavailable to be distributed to owners of the Company.
C.3. Debt and financing
Debt and financing by type (See also note D.1.1. for further details on maturity)

	Note	2025	2024
		(US$ millions)
Debt and financing due after more than one year
Bonds	C.3.1.	4,414	4,418
Bank and Development Financial Institution	C.3.2.	2,284	1,253
Total non-current financing		6,698	5,671
Less: portion payable within one year		(142)	(138)
Total non-current financing due after more than one year		6,556	5,533
Debt and financing due within one year
Bonds	C.3.1.	137	43
Bank and Development Financial Institution	C.3.2.	51	68
Other financing (i)		—	33
Total current debt and financing		188	144
Add: portion of non-current debt payable within one year		142	138
Total		329	282
Total debt and financing		6,886	5,815
(i) In June 2025, Millicom repaid the COP144,054.5 million bilateral facility with IIC (Inter-American Development Bank).

Debt and financing by location

	2025	2024
	(US$ millions)
Millicom International Cellular S.A. (Luxembourg)	2,416	2,401
Guatemala	1,602	1,233
Colombia	620	554
Paraguay	705	524
Bolivia	128	153
Panama	734	734
Costa Rica	148	146
El Salvador	248	71
Nicaragua	—	—
Uruguay	201	n/a
Ecuador	83	n/a
Total debt and financing	6,886	5,815
Debt and financing are initially recognized at fair value, net of directly attributable transaction costs. They are subsequently measured at amortized cost using the effective interest rate method. Amortized cost is calculated by taking into account any discount or premium on acquisition and any fees or costs that are an integral part of the effective interest rate. Any difference between the initial amount and the maturity amount is recognized in the consolidated statement of income over the period of the borrowing.
C.3.1. Bond financing
Bond financing

	Note	Country	Maturity	Interest Rate %	2025	2024
					(US$ millions)
SEK Variable Rate Notes	1	Luxembourg	2027	STIBOR (i) +3.000%	244	202
USD 7.375% Senior Notes	2	Luxembourg	2032	7.375%	446	445
USD 4.500% Senior Notes	3	Luxembourg	2031	4.500%	755	752
USD 6.250% Senior Notes	4	Luxembourg	2029	6.250%	614	613
USD5.125% Senior Notes	5	Luxembourg	2028	5.125%	359	358
USD 5.875% Senior Notes	6	Paraguay	2027	5.875%	140	291
PYG 9.250% Notes	6	Paraguay	2026	9.250%	8	6
PYG 10.000% Notes	6	Paraguay	2029	10.000%	10	8
PYG 9.250% Notes	6	Paraguay	2026	9.250%	2	1
PYG 10.000% Notes	6	Paraguay	2029	10.000%	4	3
PYG 9.250% Notes	6	Paraguay	2027	9.250%	2	2
PYG 10.000% Notes	6	Paraguay	2030	10.000%	3	3
PYG 6.000% Notes	6	Paraguay	2026	6.000%	15	13
PYG 6.700% Notes	6	Paraguay	2028	6.700%	22	18
PYG 7.500% Notes	6	Paraguay	2031	7.500%	24	20
PYG 7.800% Notes	6	Paraguay	2027	7.800%	16	13
PYG 8.170% Notes	6	Paraguay	2032	8.170%	56	47
PYG 8.100% Notes	6	Paraguay	2029	8.100%	15	—
PYG 8.900% Notes	6	Paraguay	2031	8.900%	2	—
PYG 10.000% Notes	6	Paraguay	2028	10.000%	6	—
PYG 10.000% Notes	6	Paraguay	2028	10.000%	2	—
PYG 10.850% Notes	6	Paraguay	2030	10.850%	33	—
PYG 10.850% Notes	6	Paraguay	2030	10.850%	5	—
PYG 11.500% Notes	6	Paraguay	2036	11.500%	51	—
PYG 12.000% Notes	6	Paraguay	2032	12.000%	77	—
BOB 5.800% Notes	7	Bolivia	2026	5.800%	11	25
BOB 4.300% Notes	7	Bolivia	2029	4.300%	6	10
BOB 5.300% Notes	7	Bolivia	2026	5.300%	1	4
BOB 5.000% Notes	7	Bolivia	2026	5.000%	17	36
BOB 6.000% Notes	7	Bolivia	2028	6.000%	27	54
UNE Bond 3 (tranche B)	8	Colombia	2026	CPI (ii) +4.150%	67	58
UNE Bond 3 (tranche C)	8	Colombia	2036	CPI (ii) +4.890%	34	29
UNE Bond 6.600%	8	Colombia	2030	6.600%	40	34
UNE Bond 4 (tranche A)	8	Colombia	2028	5.560%	31	26
UNE Bond 4 (tranche B)	8	Colombia	2031	CPI (ii) +2.610%	75	64
UNE Bond 4 (tranche C)	8	Colombia	2036	CPI (ii) +3.180%	23	19
UNE Bond 7 (tranche B)	8	Colombia	2026	CPI (ii) +8.100%	3	2
UNE Bond 7 (tranche C)	8	Colombia	2027	CPI (ii) +8.250%	4	3
UNE Bond 8 (tranche A)	8	Colombia	2027	17.000%	15	13
USD 4.500% Senior Notes	9	Panama	2030	4.500%	550	549
USD 5.125% Senior Notes	10	Guatemala	2032	5.125%	738	737
Total bond financing					4,550	4,461
(i)    STIBOR – Swedish Interbank Offered Rate.
(ii)    CPI - Colombian Consumer Price Index
Luxembourg
(1)    SEK Notes
On January 10, 2022, Millicom placed a SEK 2.2 billion floating rate senior unsecured sustainability bond due on 2027 (the "2027 SEK bond") carrying a floating coupon priced at 3-month Stibor+300bps. Costs of issuance of $2.4 million is amortized over the five year life of the bond (the effective interest rate is 3.23%). The 2027 SEK bond is swapped to US dollars to hedge the exchange risk of its principal and interest payments (see D.1.2.).
(2) (2032) USD 7.375% Senior Notes
On April 2, 2024, MIC SA completed the issuance of its 7.375% $450 million Senior Notes due 2032 (the “Notes”). Millicom used a portion of the net proceeds from the issuance of the Notes to repay in full certain bank loans with DNB for $200 million, and use the remaining net proceeds for the repayment, redemption, retirement or repurchase of existing indebtedness of Millicom and its subsidiaries and for other general corporate purposes.
(3) (2031) USD 4.500% Senior Notes
On October 19, 2020, MIC S.A. issued $500 million aggregate principal amount of 4.500% Senior Notes due 2031. The Notes bear interest at 4.500% p.a., payable semiannually in arrears on each interest payment date. Costs of issuance of $5.5 million is amortized over the eleven-year life of the notes (the effective interest rate is 4.800%).
On September 22, 2021, Millicom announced the early participation exchange results from its offer dated September 8, 2021; $302.1 million of the 6.625% Notes due 2026 were exchanged for $307.5 million of the 4.5% Notes due 2031 (at 101.812% exchange ratio). Transaction costs attributable to this exchange amount to approximately $4 million and are amortized over the remaining life of the Notes due 2031.
In November and December 2023, Millicom repurchased some of the 2031 USD 4.500% Senior Notes on the open market for a total amount of $12 million. The difference with their carrying value of $16 million has been recognized as financial income. The corresponding Notes have subsequently been cancelled. During the year ended December 31, 2024, Millicom repurchased and cancelled some of the 2031 USD 4.5%, on the open market for a total nominal amount of approximately $17 million, The repurchase price discount of approximately $3 million towards the carrying values has been recognized as financial income.
(4)    (2029) USD 6.250% Senior Notes
In March 2019, MIC S.A. issued $750 million of 6.250% notes due 2029. The notes bear interest at 6.250% p.a., payable semi-annually in arrears. The net proceeds were used to finance, in part, the completed Telefónica CAM Acquisitions. Costs of issuance of $8.2 million are amortized over the ten-year life of the notes (the effective interest rate is 6.360%). On February 22, 2021, Millicom redeemed 10% of the principal outstanding of its Notes due 2026, 2028 and 2029 at a price of 103%. See above.
During the year ended December 31, 2024, Millicom repurchased and cancelled some of the 2029 USD 6.250% for $59 million. The repurchase price discount of approximately $1 million towards the carrying values has been recognized as financial income.
(5)    (2028) USD 5.125% Senior Notes
In September 2017, MIC S.A. issued a $500 million, ten-year bond due January 2028, with an interest rate of 5.125%. Costs of issuance of $7 million are amortized over the ten year life of the notes (effective interest rate is 5.240%). On February 22, 2021, Millicom redeemed 10% of the principal outstanding of its Notes due 2026, 2028 and 2029 at a price of 103%. See above.
During the year ended December 31, 2024, Millicom repurchased and cancelled some of the 2028 USD 5.125% Senior Notes on the open market for a total nominal amount of approximately $90 million. The repurchase price discount of approximately $4 million towards the carrying values has been recognized as financial income.
Paraguay
(6)
(2027) USD 5.875% Senior Notes
In April 2019, Telefónica Celular del Paraguay S.A.E. (Telecel) issued $300 million 5.875% senior notes due 2027. The notes bear interest at 5.875% p.a., payable semi-annually in arrears starting on October 15, 2019. The net proceeds were used to finance the repurchase of the Telecel 6.750% 2022 notes. Costs of issuance of $4 million are amortized over the eight-year life of the notes (the effective interest rate is 6.04%). On January 28, 2020, Telecel issued at a premium $250 million of 5.875% Senior Notes due 2027 (the "New Notes"), representing an additional issuance from the Senior Notes described above. The New Notes are treated as a single class with the initial notes, and were priced at 106.375% for an implied yield to maturity of 4.817%. The corresponding $15 million premium received is amortized over the Senior Notes maturity. On November 4, 2022, Telecel announced a tender offer (early tender consideration for $927.5 for each $1,000 principal amount of notes) to purchase for cash up to $55 million in aggregate principal amount of the Senior Notes. On November 20, 2022, Telecel announced that approximately $47 million in principal amount of the mentioned Notes, have been accepted and settled on November 21, 2022. Total consideration amounted to approximately $44 million with a net financial income impact of $3 million given the Notes were repurchased below their par value.
In May 2020, Telefónica Celular del Paraguay, S.A.E. completed the acquisition of another Millicom subsidiary in Paraguay - Mobile Cash Paraguay S.A. Effective as of this date, this entity form part of the borrower's group for the purposes of the $550 million 5.875% Senior Notes due 2027 issued by Telefónica Celular del Paraguay, S.A.E.
On September 15, 2025, the Group operation in Paraguay did an early partial redemption of $150 million of the 2027 USD 5.875% Senior Notes Bond. During the year ended December 31, 2024, Telefónica Celular del Paraguay, S.A.E. repurchased and cancelled some of its 2027 USD 5.875% Senior Notes for a total nominal amount of approximately $63 million. The repurchase price discount of approximately $1 million with the carrying value has been recognized as a financial income. Additionally, on September 23, 2024, Telefónica Celular del Paraguay, S.A.E. redeemed $150 million of its 2027 USD 5.875% Senior Notes at PAR.
(2026-2032) PYG Notes
Between June 2019 and February 2020, Telecel registered and completed the issuance of a bond program for PYG 300,000 million program on the Paraguayan stock market, launched in different series from 5 years to 10 years. On October 1, 2021, Telecel issued another PYG 400,000 million bond in three series with fixed interest rates between 6% to 7.5% and a repayment period from 5 to 10 years.
On July 11, 2024, Telefónica Celular del Paraguay, S.A.E. issued local bonds for a total amount of PYG 370,000 million with a maturity of 8 years and at an interest rate of 8.17%. In December 2024, Telefónica Celular del Paraguay, S.A.E. issued a 7.8% local bond for an amount of PYG 103,000 million which is due in December 2027. On May 8, 2025, the Group operation in Paraguay issued local bonds for a total amount of PYG 100,000 million with a maturity of 4 years and at an interest rate of 8.10%. Additionally, during the year ended December 31, 2025, the Group operation in Paraguay issued different series of local bonds for an aggregated amount of PYG 1,168,060 million or approximately $178 million using December 31, 2025 exchange rate. The series include two three-year local bonds at a 10% fixed-rate for a total amount of PYG 55,000 million, two five-year local bonds at 10.85% for a total amount of PYG 250,000 million, one six-year local bond at 8.9% for a total amount of PYG 12,700 million, one seven-year local bond at 12% for a total amount of PYG 512,500 million and one ten-year local bond at 11.5% for a total amount of PYG 337,860 million. These issuances are part of the local currency Debt Program registered in 2021 for a total amount equivalent to $150 million and two more new Local currency Debt Program registered during 2025 for a total amount equivalent to $200 million.
Bolivia
(7)    BOB Notes
In August 2016, Telefónica Celular de Bolivia S.A. issued a bond for a total amount of BOB 522 million consisting of two tranches. Trance B bears fixed interest of 4.300%, and will mature in June 2029 (while Tranche A was repaid in June 2024). This bond is listed on the Bolivia Stock Exchange.
In October 2017, Telefónica Celular de Bolivia S.A placed additional BOB bonds in three tranches (BOB 4.700%, BOB 4.600% and BOB 5.300%. One matured in 2022, other in 2024 and the last one with an outstanding amount of around $1m equivalent in local currency and 5.300% rate will mature in 2026. This bond is listed on the Bolivia Stock Exchange.
In July 2019 Telefónica Celular de Bolivia S.A issued two bonds, one still listed on the Bolivia Stock Exchange for BOB 420 million with a 5.000% coupon maturing on August 2026 with semiannual interest payments (while the other bond matured in August 2024).
In December 2020, Telefónica Celular de Bolivia S.A. issued BOB 345 million senior notes which were priced at 5.800% due in 2026.
In November 2023, Tigo Bolivia issued a 6.00% local bond for an amount of BOB 396.5 million which is due in July 2028 to refinance some debt repayments, finance capex and general corporate purposes.
Colombia
(8)    UNE Bonds
In May 2016, UNE issued a COP540 billion bond consisting of three tranches. Interest rates are either fixed or variable depending on the tranche. Tranche A bore fixed interest at 9.350%, and was repaid in May 2024. Tranche B and C bear variable interest, based on CPI, (respective margins of CPI + 4.150% and CPI + 4.890%). Tranches B and C will mature in May 2026 and May 2036, respectively.
In March 2020, UNE issued local bonds for an amount of COP 150 billion to repay an existing bond for the same value, with a 6.600% fixed rate for 10 years.
On February 16, 2021, UNE issued under the approved local bond program, a COP 485.68 billion bond with 3 maturities; Series 7 years at 5.56% fixed rate, Series 10 years at CPI plus 2.61% and Series 15 years at CPI plus 3.18% margin.
On January 5, 2023, UNE issued a COP230 billion bond consisting of two tranches with three and four and a half-year maturities. Interest rates are variable, based on CPI + a margin, and interest is payable in Colombian peso.
On April 25, 2024, UNE issued a COP 160 billion bond consisting of one tranche with a three years maturity. Interest rate is fixed at 17% and payable in Colombian peso.
Panama
(9) (2030) USD 4.500% Bonds
In November 2019, Cable Onda (now "Telecomunicaciones Digitales, S.A.") issued $600 million aggregate principal amount of 4.500% senior notes due 2030 payable in U.S. dollars, registered with the Superintendencia del Mercado de Valores de Panamá and listed on the Luxembourg Stock Exchange and on the Panamá Stock Exchange. The Notes bear interest from November 1, 2019 at a rate of 4.500% per annum, payable on January 30, 2020, for the first payment and thereafter semiannually in arrears on each interest payment date. The proceeds were used to fund the Panama Acquisition and to refinance certain local financing. Costs of issuance of $16 million, which include an original issue discount (OID) is amortized over the ten-year life of the notes (the effective interest rate is 4.690%).
In December 2023, "Telecomunicaciones Digitales, S.A." repurchased some of these Senior notes on the open market for a total amount of $13 million. The difference with their carrying value of $16 million has been recognized as a financial income. The corresponding Notes have subsequently been cancelled. During the year ended December 31, 2024, "Telecomunicaciones Digitales, S.A." repurchased and cancelled some of the 2030 USD 4.500% Senior Notes on the open market for a total amount of approximately $27 million. The repurchase price discount of approximately $3 million with the carrying value has been recognized as a financial income.
Guatemala
(10)    (2032) USD 5.125% Senior Notes
On January 27, 2022, the Group's principal subsidiary in Guatemala, Comunicaciones Celulares, S.A. ("Comcel"), completed the issuance of 10-year $900 million Senior Notes with a coupon of 5.125% per annum. The proceeds from this bond were used to repay a significant portion of the bridge financing that was used to fund the acquisition of the remaining 45% equity interest in the Tigo Guatemala operations back in November 2021.
On November 4, 2022, Comcel announced a tender offer (early tender consideration for $822.5 for each $1,000 principal amount of notes) to purchase for cash up to $90 million in aggregate principal amount of the Senior Notes. On November 20, 2022, Comcel announced that approximately $19 million in principal amount of the mentioned Notes, have been accepted and settled on November 21, 2022. Late tender expired on December 6, 2022 with no further tendered Notes. Total consideration amounted to approximately $16 million with a net financial income impact of $3 million given the Notes were repurchased below their par value.
In November and December 2023, Comcel repurchased some of these Senior Notes on the open market for a total amount of $42 million . The difference with their carrying value of $49 million has been recognized as financial income. The corresponding Notes have subsequently been cancelled. During the year ended December 31, 2024, Comcel repurchased and cancelled some of the 2032 USD 5.125% Comcel Senior Notes on the open market for a total nominal amount of approximately $88 million. the repurchase price discount of approximately $9 million towards the carrying value has been recognized as financial income.
C.3.2. Bank and Development Financial Institution financing

	Note	Country	Maturity range	Interest rate	2025	2024
					(US$ millions)
Fixed rate loans
PYG Long-term loans	1	Paraguay	2026-2028	Fixed	212	98
USD - Long-term loans	2	Panama	2026	Fixed	75	185
BOB Long-term loans	3	Bolivia	2026-2028	Fixed	65	23
GTQ Long-term loans	8	Guatemala	2027-2028	Fixed	396	444
Variable rate loans
USD Long-term loans	4	Costa Rica	2026	Variable	—	32
CRC Long-term loans	4	Costa Rica	2029	Variable	148	113
COP Long-term loans	5	Colombia	2028-2031	Variable	329	306
USD Long-term loans	2	Panama	2031	Variable	109	—
GTQ Long-term loans	8	Guatemala	2030-2033	Variable	469	52
USD Credit Facility / Senior Unsecured Term Loan Facility	6	El Salvador	2030	Variable	248	71
USD Revolving Credit Facility (i)	7	Luxembourg	2027	Variable	(1)	(3)
USD Long-term loans	9	Ecuador	2029-2031	Variable	83	—
UYU Long-term loans	10	Uruguay	2027-2030	Variable	201	—
Total Bank and Development Financial Institution financing					2,335	1,321
(i) Relates to the amortized costs of the undrawn RCF that the Company entered into in October 2020 - see point 7 below.
Below are some further details on the facilities disclosed in the table above. When applicable, local currency amounts are translated in USD using the exchange rate at the transaction.
1.Paraguay
In July 2018, Telefónica Celular del Paraguay S.A.E. executed a seven-year loan with Regional Bank for PYG 115,000 million that matured in 2025. In January 2019, Telefónica Celular del Paraguay S.A.E. obtained a seven-year loan from BBVA Bank for PYG 177,000 million which was due on November, 26, 2025.
In September 2019, Telefónica Celular del Paraguay S.A.E. executed an amended and restated agreement with Banco Continental S.A.E.C.A., to consolidate three existing loans, for a PYG 370,000 million. The loan has a maturity of 7 years.
On June 9, 2023, Telefónica Celular del Paraguay, S.A.E. executed a PYG 180,000 million loan with Banco Continental S.A.E.C.A.The loan has a maturity of 5 years. On September 3, 2024, Telefónica Celular del Paraguay, S.A.E. executed a PYG 150,000 million loan with Banco GNB Paraguay, S.A.E.C.A. The loan has a maturity of 5 years. On October 15, 2024, as part of the USD debt restructuring plan, a Millicom subsidiary in Paraguay entered into a new loan of PYG 310,000 million with Banco Itaú. This loan bears fixed interest and will mature in 2029.
During the year ended December 31, 2025, the Group operation in Paraguay entered into three new five-year term variable loans with different banks (Banco Continental, Banco Sudameris and Banco Itau) for approximately PYG 660,000 million in aggregate and into three new three-year term fixed loans with different banks (Banco GNB, Banco Solar and Bancop for approximately PYG 145,000 million in aggregate.
2.Panama
In December 2020, Telecomunicaciones Digitales, S.A. executed a credit agreement with Bank of Nova Scotia with a 60 month duration for $110 million divided into 2 tranches. In November 2025, the Group operation in Panama entered into a new 5.5-year term variable loan with BAC Panama for USD 110 million that was used to repay the maturity of the previous loan with Scotiabank for the same amount.
On August 31, 2021, Telecomunicaciones Digitales, S.A. executed an agreement with Bank of Scotia for $75 million at a fixed rate. The facility was used to repay Cable Onda's remaining balance under the 5.75% local bond, which was initially due on September 3, 2025.
3.Bolivia
In June 2018, Telefónica Celular de Bolivia S.A. ("Tigo Bolivia") entered into a two tranche loan agreement with Banco BISA S.A for BOB 69.6 million each, with a fixed interest rate. The loans have a term of 7 years. During the year ended December 31, 2025, the Group operation in Bolivia paid the remaining balance of BOB 14 million.
In October 2021, Tigo Bolivia signed additional credit facilities for a total amount of approximately BOB 170 million with a repayment period between 2.5 and 5 years and bearing fixed interest rate. In July 2022, Tigo Bolivia signed two new loan agreements for a total amount of approximately BOB 55 million and a repayment period of five years, bearing fixed interest rate. As at December 31, 2025, balance amounted to BOB 79 million (2024: BOB 79 million).
In February and August 2023, Tigo Bolivia signed a total of seven new bank loan agreements in local currency, all bearing fixed interest rates, for a corresponding total amount of approximately BOB 90 million, and a repayment period between 1 and 5 years. The proceeds were used to refinance certain local financing. In 2024, BOB 25 million were repaid. As at December 31, 2025, the remaining balance amounted to BOB 65 million (2024: BOB 65 million).
During the year ended December 31, 2025, the Group operation in Bolivia signed several new two-year fixed loan agreements with different banks (Banco Mercantil Santa Cruz S.A and Banco Bisa S.A) for up to BOB 292 million in aggregate. Additionally, during the year ended December 31, 2025, the Group operation in Bolivia signed several one-year variable loans with different banks (Banco de Credito de Bolivia S.A., Banco Nacional de Bolivia S.A and Banco Ganadero S.A) for an aggregate amount of BOB 188 million.
4.Costa Rica
On October 25, 2021, Millicom Cable Costa Rica S.A. executed a syndicated loan entered into by the Company and Millicom Cable Costa Rica as co-borrowers for an amount of $125 million. This loan has 2 tranches, a USD $33 million tranche with a SOFR+ margin and a local currency tranche at TBP+margin for an amount equivalent to $92 million at the date of the transaction. On December 10, 2025, the Group operation in Costa Rica entered into new 3.5-year local currency Syndicated facility with Scotiabank for a total of approximately $149 million equivalent. The proceeds have been used to repay the previous Syndicated facility with the same bank for approximately the same amount
5.Colombia
COP
In 2015, the Group operation in Colombia signed three loan agreements with a maturity of 15-16 years with Bancolombia S.A, Scotiabank and DaVivienda for up to COP 1,170,000 million at a variable rate. As at December 31, 2025, the remaining balance amounted to COP 601,558 million (2024: COP 813,169 million).
On December 14, 2021, UNE EPM Telecomunicaciones S.A. entered into an ESG Linked agreement with Bancolombia for a COP 450,000 million loan with a variable rate and a maturity of 7 years.
On April 30, 2025, the Group operation in Colombia signed a three-year loan agreement with Bancolombia S.A for up to COP 85,000 million at a variable rate, used to partially prepay a loan with BBVA for approximately COP 85,000 million that matured in 2025.
In September, 2025, the Group operation in Colombia signed a two-year loan agreement with Scotiabank for up to COP 100,000 million) at a variable rate.
6.El Salvador
On July 30, 2025, the Group operation in El Salvador entered into a five-year variable loan for $150 million with the IDB and Bladex Bank. In December 2025, the Group operation in El Salvador entered into two new separate five-year variable loans for $50 million each with Banco Custcatlan and Banco Davivienda. The proceeds of above mentioned facilities have been used to repay the outstanding amount of the syndicated facility with Scotia Bank, to repay certain loans with companies of the Millicom Group and to finance or reimburse capital expenditure of goods.
7.Luxembourg
In October 2020, MICSA. entered into a 5 year, $600 million ESG-linked revolving credit facility (the "Facility") with a syndicate of 11 commercial banks. As per amendment No. 2 dated August 22, 2024, the maturity of $565 million of the available $600 million revolving credit facility maturity has been extended by 2 years, now due on October 15, 2027. This facility was not drawdown so far and could be used for financing of working capital or for general corporate purposes, if needed.
8.Guatemala
In October 2020, Tigo Guatemala executed several credit agreements with Banco Industrial, Banco G&T Continental, Banco de America Central and Banco Agromercantil for a total amount of GTQ 3,223 million (approximately $413 million) for 5 and 7 year term to refinance other credit agreements to finance and refinance working capital, capital expenditures and general corporate purposes.
On December 9, 2021, the Guatemalan operations entered into the following loan agreements:
•a GTQ 950 million loan with Banco Industrial (approximately $123 million) which bears a fixed interest initially due in October 2025. In April 2023, the debt maturity was extended to October 31, 2028.
•two loans for a total of GTQ 500 million with Banco G&T Continental S.A. (approximately $65 million) which bear a fixed interest rate and mature in December 2026.
On March 31, 2022, Comcel executed a new 5-year $150 million loan agreement with Banco de Desarrollo Rural, S.A. Proceeds were disbursed on April 27, 2022 and were used to refinance some of the credit agreements Comcel had with Banco Industrial. In December 2023, the debt maturity was extended to March, 2028.
On June 13, 2023, Comcel, executed a new 7-year loan with Banco Industrial up to GTQ 400 million (approximately $51 million), bearing a fixed interest rate, mainly to finance the acquisitions of spectrum (refer to E.1.).
During the months of April, May and June 2024, Comcel repaid up to $100 million equivalent in local currency from different bank facilities to address maturities and interest charges. In September 2024, Comcel partially repaid up to $52 million of loan facilities equivalent in local currency.
In May 2025, the Group operation in Guatemala entered into a new 7-year term loan at a variable rate for approximately GTQ 800 million with Banco G&T Continental. Around half of the proceeds were used to prepay GTQ 390 million of loans with the same bank that originally matured on 2026. Additionally, during the year period ended December 31, 2025, the Group operation in Guatemala entered into different 5-year, seven-year and eight-year variable loans with Banrural, BAC and Banco Industrial, respectively for an aggregate amount of GTQ 2,400 million.
9.Ecuador
At acquisition date, the Group operation in Ecuador had two five-year term variable loans with Banco Pichincha for $70 million and two new seven-year term variable loans with Banco del Pacifico S.A for $15 million. During the year ended December 31, 2025, the Group operation in Colombia repaid $14 million of the loans with Banco Pichincha and $2 million of the loans with Banco del Pacifico S.A. On May 30, 2025, the Group operation in Ecuador, executed a new 5-year variable loan with Banco Pichincha S.A up to $14 million.
10.Uruguay
Telefónica Móviles del Uruguay S.A., entered into an Amended and Consolidated Loan Agreement (Contrato de Préstamo Modificado y Refundido) with Banco Santander S.A. as lender in October 2025. The facility amounts to approximately UYU 7.97 billion and is structured in two tranches with a final maturity in September 2030. The first tranche matures in 2027, and the second tranche amortizes in semi-annual installments thereafter until final maturity. In connection with this facility, Millicom International Cellular S.A. issued a payment guaranty in favor of the lenders, irrevocably guaranteeing the full and timely payment of all obligations of Telefónica Móviles del Uruguay S.A. under the Amended and Consolidated Loan Agreement. In November 17 2025, Banco Santander allocated part of the Loan Agreement to three different banks, Banco Itaú approximately UYU 1.99 billion, Scotiabank approximately UYU 1.79 billion and BBVA Uruguay approximately UYU 1.79 billion.
Right of set-off and derecognition
Financial assets and financial liabilities are offset and the net amount is reported in the consolidated statement of financial position if there is a currently enforceable legal right to offset the recognized amounts and an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.
A financial asset (or a part of a financial asset or part of a group of similar financial assets) is derecognized when:
•    Rights to receive cash flows from the asset have expired; or
•    Rights to receive cash flows from the asset have been transferred to a third party or the Group has retained the contractual rights to receive the contractual rights to receive the cash flows from the asset, but has assumed a contractual obligation to pass those cash flows under a “pass-through” arrangement.
When rights to receive cash flows from an asset have been transferred or a pass-through arrangement concluded, an evaluation is made if and to what extent the risks and rewards of ownership have been retained. When the Group has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the asset is recognized to the extent of the Group’s continuing involvement in the asset. In that case, the Group also recognizes an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Group has retained. Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Group could be required to repay.
A financial liability is derecognized when the obligation under the liability is discharged or canceled, or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognized in the statement of income.
C.3.3. Interest and other financial expenses
The Group’s interest and other financial expenses comprised the following:

	2025	2024	2023
	(US$ millions)
Interest expense on bonds and bank financing	(407)	(449)	(477)
Interest expense on leases	(182)	(122)	(117)
Early redemption charges	—	—	(1)
Others	(112)	(146)	(117)
Total interest and other financial expenses	(702)	(716)	(712)
C.3.4. Guarantees and pledged assets
Guarantees
Financial guarantee contracts issued by the Group are those contracts that require a payment to be made to reimburse the holder for a loss it incurs because the specified debtor fails to make payment when due in accordance with the terms of a debt instrument. Financial guarantee contracts are recognized initially as a liability at fair value, adjusted for transaction costs that are directly attributable to the issuance of the guarantee. Subsequently, the liability is measured at the higher of the best estimate of the expenditure required to settle the present obligation at the reporting date and the amount recognized, less cumulative amortization.
Liabilities to which guarantees are related are recorded in the consolidated statement of financial position under Debt and financing, and liabilities covered by supplier guarantees are recorded under Trade payables or Debt and financing, depending on the underlying terms and conditions.
Maturity of guarantees

	Bank and financing guarantees (i)		Supplier guarantees
Terms	As at December 31, 2025	As at December 31, 2024	As at December 31, 2025	As at December 31, 2024
	Outstanding and Maximum exposure		Outstanding and Maximum exposure
0-1 year	25	12	12	—
1-3 years	271	220	—	—
3-5 years	333	—	—	—
Total	629	232	12	—
(i) If non-payment by the obligor, the guarantee ensures payment of outstanding amounts by the Group's guarantor.
As at December 31, 2025, the Group’s share of total debt and financing covered through letters of credit, or parent company guarantees issued which represented primarily guarantees issued by Millicom S.A. to guarantee financings raised by other Group operating entities. was $629 million (December 31, 2024: $232 million). At December 31, 2025 and December 31, 2024 there were no pledged deposits by the Group over these debts and financings.
C.3.5. Covenants
Millicom’s financing facilities are subject to a number of covenants including net leverage ratio, debt service coverage ratios, or debt to earnings ratios, among others. In addition, certain of its financings contain restrictions on sale of businesses or significant assets within the businesses. At December 31, 2025, there were no breaches of financial covenants and we do not anticipate any such breaches in the next twelve months after the reporting period.
C.4. Lease liabilities
At December 31, 2025, lease liabilities are presented in the statement of financial position as follows:

	December 31, 2025	December 31, 2024
	(US$ millions)
Current	293	156
Non-Current	2,293	798
Total Lease liabilities	2,587	954

As permitted under IFRS 16, Millicom has elected not to recognize a lease liability for short term leases (leases with an expected term of 12 months or less) or for leases of low value assets. Payments associated with short-term leases of equipment and vehicles and all leases of low-value assets are rather recognized on a straight-line basis as an expense in the statement of income. Short-term leases are leases with a lease term of 12 months or less. Low-value assets comprise IT equipment and small items of office furniture. In addition, certain variable lease payments are not permitted to be recognized as lease liabilities and are expensed as incurred.
The total cash outflow for leases in 2025 was $386 million (2024: $324 million; 2023: $292 million). Lease liabilities split by maturity and future cash outflows are disclosed in note D.5.
At December 31, 2025, the Group has not committed to any material leases which had not yet commenced and has no material lease contracts with variable lease payments.
The Group's leasing activities and how these are accounted for
The Group leases various lands, sites, towers (including those related to towers sold and leased back), offices, warehouses, retail stores, equipment and cars. Rental contracts are typically made for fixed periods but may have extension options as described below. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions. The lease agreements do not impose any covenants, but leased assets may not be used as security for borrowing purposes.
Leases are recognized as a right-of-use asset and a corresponding liability at the date at which the leased asset is available for use by the Group. Each lease payment is allocated between the reduction of the liability and finance cost. The finance cost is charged to the statement of income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The right-of-use asset is depreciated over the shorter of the asset's useful life and the lease term on a straight-line basis.
Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of the following lease payments:
•fixed payments (including in-substance fixed payments), less any lease incentives receivable
•variable lease payment that are based on an index or a rate
•amounts expected to be payable by the lessee under residual value guarantees
•the exercise price of a purchase option if the lessee is reasonably certain to exercise that option, and
•payments of penalties for terminating the lease, if the lease term reflects the lessee exercising that option.
The lease payments are discounted using the interest rate implicit in the lease. As it is generally impracticable to determine that rate, the Group uses the lessee’s incremental borrowing rate, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions. The incremental borrowing rate applied can have a significant impact on the net present value of the lease liability recognized under IFRS 16.
The Group determines the incremental borrowing rate by country and by considering the risk-free rate, the country risk, the industry risk, the credit risk and the currency risk, as well as the lease and payment terms and dates.
The Group is also exposed to potential future increases in variable lease payments based on an index or rate, which are not included in the lease liability until they take effect. When adjustments to lease payments based on an index or rate take effect, the lease liability is adjusted against the right-of-use asset by discounting the revised lease payments using either the initial discount rate or a revised discount rate. The initial discount rate is used if future lease payments are reflecting market or index rates or if they are in substance fixed. The discount rate is revised, if a change in floating interest rates occurs. The Group reassesses the variable payment only when there is a change in cash flows resulting from a change in the reference index or rate and not at each reporting date.
According to IFRS 16, lease term is defined as the non-cancellable period for which a lessee has the right to use an underlying asset, together with both: (a) periods covered by an option to extend the lease if the lessee is reasonably certain to exercise that option; and (b) periods covered by an option to terminate if the lessee is reasonably certain not to exercise that option. The assessment of such options is performed at the commencement of a lease. As part of the assessment, Millicom introduced the 'time horizon concept': the reasonable term under which the company expects to use a leased asset considering economic incentives, management decisions, business plans and the fast-paced industry Millicom operates in. The assessment must be focused on the economic incentives for Millicom to exercise (or not) an option to early terminate/extend a contract. The Group has decided to work on the basis the lessor will generally accept a renewal/not early terminate a contract, as there is an economic incentive to maintain the contractual relationship.
Millicom considered the specialized nature of most of its assets under lease, the low likelihood the lessor can find a third party to substitute Millicom as a lessee and past practice to conclude that, the lease term can go beyond the notice period when there is more than an insignificant penalty for the lessor not to renew the lease. This analysis requires judgment and has a significant impact on the lease liability recognized under IFRS 16.
Under IFRS 16, the accounting for sale and leaseback transactions has changed as the underlying sale transaction needs to be first analyzed using the guidance of IFRS 15. The seller/lessee recognizes a right-of-use asset in the amount of the proportional original carrying amount that relates to the right of use retained. Accordingly, only the proportional amount of gain or loss from the sale must be recognized.
Finally, the Group has taken the additional following decisions when adopting the standard:
•Non-lease components are capitalized (IFRS16.15)
•Intangible assets are out of IFRS 16 scope (IFRS16.4)
Cash and depositsCash and cash equivalents

	2025	2024
	(US$ millions)
Cash and cash equivalents in USD	1,370	550
Cash and cash equivalents in other currencies	182	149
Total cash and cash equivalents	1,552	699
Cash and cash equivalents include cash in hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less. Restricted cash

	2025	2024
	(US$ millions)
Mobile Financial Services	37	47
Others	13	10
Restricted cash	50	57
Cash held with banks related to MFS which is restricted in use due to local regulations is denoted as restricted cash.
Pledged deposits
Pledged deposits represent contracted cash deposits with banks that are held as security for debts at corporate or operational entity level. Millicom is unable to access these funds until either the relevant debt is repaid or alternative security is arranged with the lender. At December 31, 2025, there were no pledged deposits (2024: nil).
Net debt and net financing obligations
Net debt
'Net debt' is debt and financial liabilities, including derivative instruments (assets and liabilities), less cash and pledged and time deposits.

	2025	2024
	(US$ millions)
Gross debt	6,886	5,815
Add (less) derivatives & vendor financing related to debt (note D.1.2.)	23	59
Less:
Cash and cash equivalents	(1,552)	(699)
Pledged deposits	—	—
Net debt	5,357	5,174

Net financing obligations
'Net financing obligations' is Net debt plus lease liabilities.

	Assets		Liabilities from financing and other activities
	Cash and cash equivalents	Other	Bond and bank debt and financing	Derivatives	Lease liabilities	Total
Net financial obligations as at January 1, 2024	775	6	6,678	58	1,043	6,999
Cash flows	(68)	(5)	(745)	9	(204)	(867)
Recognition / Remeasurement	—	—	—	—	269	269
Interest accretion	—	—	(6)	—	—	(6)
Foreign exchange movements	(8)	—	(109)	(13)	(51)	(166)
Transfers to/from assets held for sale	—	—	—	—	(102)	(102)
Other non-cash movements	—	—	(4)	5	—	1
Net financial obligations as at December 31, 2024	699	—	5,815	59	954	6,128
Cash flows	738	—	599	(3)	(214)	(355)
Change in scope (see note A.1.2.)	136	—	285	—	313	461
Recognition / Remeasurement (see note A.1.3.)	—	—	—	—	1,363	1,363
Interest accretion	—	—	11	—	—	11
Foreign exchange movements	(14)	—	180	(33)	90	251
Transfer to/from held for sale (see note E.4 and A.1.3)	(8)	—	—	—	82	90
Other non-cash movements	—	—	(5)	—	—	(5)
Net financial obligations as at December 31, 2025	1,552	—	6,886	23	2,587	7,944
Financial instruments
i) Equity and debt instruments
Classification
The Group classifies its financial assets in the following measurement categories:
•those to be measured subsequently at fair value either through Other Comprehensive Income (OCI), or through profit or loss, and
•those to be measured at amortized cost.
The classification depends on the Group’s business model for managing the financial assets and the contractual terms of the cash flows.
For assets measured at fair value, gains and losses will either be recorded in profit or loss or OCI. For investments in equity instruments that are not held for trading, this will depend on whether the Group has made an irrevocable election at the time of initial recognition to account for the equity investment at fair value through other comprehensive income (FVOCI).
The Group reclassifies debt investments when and only when its business model for managing those assets changes.
Measurement
At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss.
Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.
Debt instruments
Subsequent measurement of debt instruments depends on the Group’s business model for managing the asset and the cash flow characteristics of the asset. There are three measurement categories into which the Group classifies its debt instruments:
•Amortized cost: Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in other gains / (losses), together with foreign exchange gains and losses. Impairment losses are presented as a separate line item in the consolidated statement of income.
•    FVOCI: Assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognized in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognized in OCI is reclassified from equity to profit or loss and recognized in ‘Other non-operating (expenses) income, net’. Interest income from these financial assets is included in finance income using the effective interest rate method. Foreign exchange gains and losses and impairment expenses are presented as ‘Other non-operating (expenses) income, net’ in the consolidated statement of income.
•    FVPL: Assets that do not meet the criteria for amortized cost or FVOCI are measured at FVPL. A gain or loss on a debt investment that is subsequently measured at FVPL is recognized in profit or loss and presented net within ‘Other non-operating (expenses) income, net’ in the period in which it arises.
Equity instruments
The Group subsequently measures all equity investments at fair value. The Group does not hold equity instruments for trading. Where the Group’s management has elected to present fair value gains and losses on equity investments in OCI, there is no subsequent reclassification of fair value gains and losses to profit or loss following the derecognition of the investment. Purchases and sales of equity instruments are recognized as of their settlement date. Dividends from such investments continue to be recognized in profit or loss as other income when the Group’s right to receive payments is established.
Otherwise, changes in the fair value of financial assets at FVPL are recognized in ‘Other non-operating (expenses) income, net’ in the consolidated statement of income as applicable.
Impairment
The Group assesses on a forward looking basis the expected credit losses associated with its financial assets carried at amortized cost and FVOCI. The impairment methodology applied depends on whether there has been a significant increase in credit risk.
For trade receivables, the Group applies the simplified approach permitted by IFRS 9, which requires expected lifetime losses to be recognized from initial recognition of the trade receivables.
The provision is recognized in the consolidated statement of income within equipment, programming and other direct costs.
The gross carrying amount of a financial asset is written off when the Group has no reasonable expectations of recovering a financial asset in its entirety or a portion thereof. The Group has a policy of writing off the gross carrying amount when the financial asset is not recoverable based on historical experience of recoveries of similar assets. The Group expects no significant recovery from the amount written off. However, financial assets that are written off could still be subject to enforcement activities in order to comply with the Group's procedures for recovery of amounts due.

ii)    Derivative financial instruments and hedging activities
Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently re-measured at fair value at each subsequent closing date. The method of recognizing the resulting gain or loss depends on whether the derivative is designated as a hedging instrument and, if so, the nature of the item being hedged. The Group designates certain derivatives as either:
a)    Hedges of the fair value of recognized assets or liabilities or a firm commitment (fair value hedge); or
b)    Hedges of a particular risk associated with a recognized asset or liability or a highly probable forecast transaction (cash flow hedge).
c)    Hedges of a net investment in a foreign operation (net investment hedges).
For transactions designated and qualifying for hedge accounting, at the inception of the transaction, the Group documents the relationship between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedging transactions. This is done in reference to the Group Treasury Policy as last updated and approved by the Audit Committee in late 2024. The Group also documents its assessment, both at hedge inception and on an ongoing basis (quarterly), of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.
The full fair value of a hedging instrument is classified as a non-current asset or liability when the period to maturity of the hedged item is more than 12 months and as a current asset or liability when the remaining maturity of the hedged item is less than 12 months.
The change in fair value of hedging instruments that are designed and qualify as fair value hedges is recognized in the statement of income as finance costs or income. The change in fair value of the hedged item attributable to the risk hedged is recorded as part of the carrying value of the hedged item and is also recognized in the statement of income as finance costs or income.
The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive income. Gains or loss relating to any ineffective portion is recognized immediately in the statement of income within Other non-operating (expenses) income, net. Amounts accumulated in equity are reclassified to the statement of income in the periods when the hedged item affects profit or loss.
Hedges of net investments in foreign operations are accounted for similarly to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognised in other comprehensive income and accumulated in reserves in equity. The gain or loss relating to the ineffective portion is recognised immediately in profit or loss within Other non-operating (expenses) income, net. Gains and losses accumulated in equity are reclassified to profit or loss when the foreign operation is disposed of or sold.
When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time is recycled to the statement of income within Other non-operating (expenses) income, net.
When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately transferred to the statement of income within Other non-operating (expenses) income, net.
Certain derivative instruments do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognised immediately in profit or loss and are included in Other non-operating (expenses) income, net.
Fair value measurement hierarchy
Millicom uses the following fair value measurement hierarchy:
Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).
Level 3 – Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).
The Group enters into derivative financial instruments with various counterparties, principally financial institutions with investment grade ratings. Interest rate swaps and foreign exchange forward contracts are valued using valuation techniques, which employ the use of markets observable data. The most frequently applied valuation techniques include forward pricing and swap models using present value calculations. The models incorporate various inputs including the credit quality of counterparties, foreign exchange spot and forward rates, yield curves of the respective currencies, interest rate curves and forward curves.Fair value of financial instruments
The fair value of Millicom’s financial instruments are shown at amounts at which the instruments could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The fair value of all financial assets and all financial liabilities, except debt and financing approximate their carrying value largely due to the short-term maturities of these instruments. The fair values of all debt and financing have been estimated by the Group, based on discounted future cash flows at market interest rates.
Fair values of financial instruments at December 31,

		Carrying value		Fair value
	Note	2025	2024	2025	2024
		(US$ millions)
Financial assets
Other non-current assets (iii)		123	84	123	84
Trade receivables, net		527	390	527	390
Amounts due from non-controlling interests, associates and joint venture partners	G.5.	22	15	22	15
Other current assets (iv)		196	166	196	166
Restricted cash	C.5.2.	50	57	50	57
Cash and cash equivalents	C.5.1.	1,552	699	1,552	699
Total financial assets		2,469	1,410	2,469	1,410
Current		2,347	1,327	2,347	1,327
Non-current		123	84	123	84
Financial liabilities
Debt and financing (i)	C.3.	6,886	5,815	6,672	5,478
Other trade payables		491	300	491	300
Payables and accruals for capital expenditure		440	305	440	305
Derivative financial instruments		23	59	23	59
Amounts due to non-controlling interests, associates and joint venture partners	G.5.	197	138	197	138
Accrued interest and other expenses		538	421	538	421
Dividend Payable	C.2	424	172	424	172
Other liabilities (ii)	A.1.3., G.5.	1,036	396	1,036	396
Total financial liabilities		10,036	7,606	9,822	7,269
Current		2,558	1,732	2,558	1,732
Non-current		7,478	5,875	7,264	5,538
(i)    Fair values are measured with reference to Level 1 (for listed bonds) or level 2.
(ii) Increase mainly due to spectrum payable from the UT. ( see note A.1.3.).
(iii) Includes mainly tax authorities receivables judicial deposits and non-current receivable for the sale of property plant and equipment from Colombia Costa Rica and Panama.
(iv) Includes mainly tax credits (including VAT), advances to suppliers and employees, and other current receivables related to operating activities and capital expenditure projects.
Equity investments
As at December 31, 2025 and 2024, Millicom has no material investments in equity instruments.
Call and put options
Former Put Option - Tigo-UNE
On October 12, 2023, Millicom and its partner, Empresas Públicas de Medellin (EPM), agreed to recapitalize Tigo-UNE, Millicom's 50%-owned operation in Colombia. Each partner contributed COP 300 billion (approximately $74 million at the time of the transaction) to support the continued development of Tigo-UNE's strategy.
With this agreement, both partners retain their current shareholding in Tigo-UNE. Furthermore they agreed to add in the shareholder's agreement an unconditional put option maturing on September 30, 2024, that, if exercised, would allow EPM to sell to Millicom their entire 50% stake in Tigo-UNE for COP 330 billion. As a result, a put option liability has been recognized in Millicom's statement of financial position, with its counterpart in the Group's equity. This put option expired as of September 30, 2024 as EPM did not exercise it. Consequently, the corresponding liability amounting to $79 million (after its foreign exchange revaluation) as of September 30, 2024 has been extinguished with its counterpart in the Group's equity.